Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher Anzalone, Chief Executive Officer of Arrowhead Pharmaceuticals, Inc. (the “Company”), certify, pursuant to Rule 13(a)-14(b) or Rule 15(d)-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, that (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2019, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of the Company.

Date: May 8, 2019

/s/ CHRISTOPHER ANZALONE
Christopher Anzalone
Chief Executive Officer

A signed original of these written statements required by 18 U.S.C. Section 1350 has been provided to Arrowhead Pharmaceuticals, Inc. and will be retained by Arrowhead Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.